UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2009
VIDEO DISPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13394	58-1217564
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1868 Tucker Industrial Drive
Tucker, Georgia	30084
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 938-2080
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As previously reported (see Item 3.01 of the Form 8-K filed on July 27, 2009), on July 22, 2009, Video Display Corporation (the “Company”) received a letter from The Nasdaq Stock Market stating that the Company was not in compliance with the requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) because of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended May 31, 2009.
On August 27, 2009, the Company filed with the Securities and Exchange Commission it’s Quarterly Report on Form 10-Q for the period ended May 31, 2009. Based upon the filing of the Form 10Q, NASDAQ Staff has notified the Company that it is now in compliance with Listing Rule 5250(c)(1).
The information furnished on Exhibit 99.1 is incorporated by reference under this Item 8.01 as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits
     ( d ) Exhibits

Exhibit
Number	Description of Exhibit

99.1	NASDAQ Compliance Letter Dated August 28, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2009	VIDEO DISPLAY CORPORATION
	By:	/s/ Ronald D. Ordway
Ronald D. Ordway
Chief Executive Officer